[graphic omitted]

COLONIAL GLOBAL UTILITIES FUND  SEMIANNUAL REPORT

APRIL 30, 1999

                         -------------------------------
                           NOT FDIC   May Lose Value
                            Insured   No Bank Guarantee
                         -------------------------------

                    COLONIAL GLOBAL UTILITIES FUND HIGHLIGHTS
                        NOVEMBER 1, 1998 - APRIL 30, 1999

INVESTMENT OBJECTIVE: Colonial Global Utilities Fund seeks current income and long-term growth of capital and income.

THE FUND IS DESIGNED TO OFFER:
  |X| Long-term growth potential
  |X| Worldwide diversification
  |X| Experienced professional management

PORTFOLIO MANAGERS' COMMENTARY: "The Fund was largely invested in U.S. and core-European utilities, but began investing selectively in Asian and Latin American stocks during the period. Although we are encouraged by improvements in emerging markets, we plan to keep the Fund's exposure to these markets limited until we are convinced that these economies have genuinely stabilized."

                                          - Ophelia Barsketis and Deborah Jansen

                   COLONIAL GLOBAL UTILITIES FUND PERFORMANCE

                                                CLASS A      CLASS B     CLASS C
-------------------------------------------------------------------------------
     Inception dates                            10/15/91     3/27/95     3/27/95
-------------------------------------------------------------------------------
     Six-month distributions declared           $0.645       $0.596      $0.596
     per share
-------------------------------------------------------------------------------
     Six-month total returns, assuming           12.63%       12.22%      12.21%
     reinvestment of all distributions and
     no sales charge or contingent deferred
     sales charge (CDSC)
-------------------------------------------------------------------------------
     Net asset value per share on 4/30/99       $16.13       $16.11      $16.12


TOP FIVE COMMON STOCK HOLDINGS(1)          TOP FIVE COUNTRIES(1)
(as of 4/30/99)                            (as of 4/30/99)
---------------------------------          ---------------------------------
1. KN Energy                  3.1%         1. United States             59.3%
2. Grupo Televisa             3.1%         2. Great Britain              8.6%
3. Swisscom.                  3.1%         3. Finland                    4.7%
4. Waste Management           3.0%         4. France                     4.6%
5. Williams Cos.              3.0%         5. Mexico                     3.1%


(1) Countries and holdings are shown as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these countries in the future.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                    [Photo of Stephen E. Gibson]

In the six-month period ended April 30, 1999, global equity markets benefited from improving economic conditions and rising stock markets. Although several critical world economies, including Southeast Asia, Japan and Europe, have further steps to take before they can achieve sustained economic growth, it has been encouraging to see improvement.

Last November, concerns about recessions in Southeast Asia and Japan, and about the ability of U.S. companies to maintain profits, created a degree of uncertainty. Despite steadily declining interest rates in a number of countries, investors remained worried about the direction of the global economy. However, during the first quarter of 1999, rising commodity prices and a steady stream of positive economic news helped create a more favorable outlook for global growth. In response, stocks of economically sensitive U.S. companies rallied sharply late in the period, as did stocks in the developing markets of a number of oil-producing countries. This rally caused utility stock prices to struggle because investors rotated out of defensive investments, such as utilities, in favor of larger growth stocks.

The Fund maintained its emphasis on a diversified portfolio of high-quality stocks with attractive growth prospects. Since the world's markets are not synchronized, the portfolio's asset allocation among international and U.S. markets seeks to provide shareholders with a stabilizing effect during periods of market uncertainty, as well as current income and long-term growth potential. We continue to believe that a long-term approach combined with broad diversification remains one of the best strategies for balancing the risks and rewards of global investing.

The following report will provide you with more specific information about your Fund's performance and the strategies used during the period. As always, we thank you for choosing Colonial Global Utilities Fund and for giving us the opportunity to serve your investment needs.

    Sincerely,

/s/ Stephen E. Gibson
    Stephen E. Gibson
    President
    June 15, 1999

Because market and economic conditions change frequently, there can be no assurance that the trends described above or on the pages that follow will continue.

                           PORTFOLIO MANAGERS' REPORT

OPHELIA BARSKETIS and DEBORAH JANSEN are portfolio co-managers of Colonial Global Utilities Fund. Ms. Barsketis and Ms. Jansen are also senior vice presidents of Stein Roe & Farnham Incorporated, the portfolio's Advisor.

PERFORMANCE REFLECTS FUND'S CONSERVATIVE APPROACH
The Fund generated a six-month total return of 12.63% for Class A shares, based on net asset value. The Fund outperformed the Standard & Poor's Utility Index and underperformed the Morgan Stanley Capital International World Index, which posted total returns of 2.94% and 19.57%, respectively.(1)

------------
(1) The Morgan Stanley Capital International World Index ND is an unmanaged index that tracks the performance of global stocks. The Standard & Poor's Utilities Index is an unmanaged index that tracks the performance of domestic utility stocks. Unlike mutual funds, indices are not investments, do not incur fees or expenses, and it is not possible to invest in an index.

In an environment that favored more growth-oriented sectors, we were pleased with the performance of the Fund. We attribute performance to the Fund's diversification across a variety of countries and utilities sectors, and our core holdings in quality companies. However, the beginning of 1999 proved a difficult period for domestic and European utility stocks. Generally speaking, utility stocks were depressed in recent months as investors sought stocks that would benefit from a reacceleration of economic growth. Our limited exposure to developing economies may have slightly hampered performance during the second half of the period, but we believe our conservative investment strategy provided greater flexibility in an uncertain investment environment and reduced volatility for risk-averse investors.

FUND MANAGERS LOOKED TO DEVELOPING MARKETS
In the prior period, we reduced the Fund's direct exposure to Asian and emerging markets in favor of large positions in U.S. and European utilities. Over the course of this six-month period, the Fund maintained its overweighting in these regions, but cautiously entered Asia and Latin America. Although a number of global economies showed signs of positive growth, we did not invest more substantially due to concerns that these markets were not yet out of the woods.

FOCUS ON TELECOMMUNICATIONS
Although we maintained a portfolio diversified among different regions and subsectors of the utilities market, such as telephone, gas, electricity and water, we held the largest percentage of the portfolio's assets in the telecommunications sector. We looked for companies that offered attractive opportunities driven by continuing economic growth as well as privatization, deregulation and merger activity. Encouraged by signs of Mexico's improving economy, we acquired Grupo Televisa (3.09% of net assets), the largest media company in the Spanish-speaking world. We took advantage of the stock's attractive price, and the company's earnings grew significantly during the second half of the period. In the U.S., we own Tellabs, Inc. (2.67% of net assets), a promising telecommunications equipment company. Core holdings, such as AT&T (2.61% of net assets), continued to perform well for us. AT&T has remained a solid but dynamic company, as evidenced by its recent agreement to acquire MediaOne. No longer the "sleepy Ma Bell," AT&T plans to offer consumers the ability to receive local phone service, long distance phone service, cable and Internet access over a single line.

OPPORTUNITIES FOUND IN CHALLENGING MARKET
Electric utility stocks in the U.S. and Europe faced a number of challenges. This sector continued to be affected by deregulation, privatization, and mergers and acquisitions. While deregulation helped the performance of some electric stocks, others struggled because these issues remained unresolved in some regions. Some electric companies also have diversified into other sectors in order to increase their growth potential. AES Corporation (2.90% of net assets), a Virginia-based power producer, increased its market presence through a number of acquisitions and project developments over the past few years. This holding did not perform well early in the period due to its exposure to Asia and Latin America, but it has rebounded nicely over the last few months. PECO Energy Company (2.87% of net assets), a Philadelphia-based electric company, saw its stock climb approximately 10% since Pennsylvania approved deregulation this past January. On the other hand, the direction of electric utility stocks in Arizona and Texas, such as Pinnacle West (2.85% of net assets) and Texas Utilities (2.84% of net assets), remained unclear due to unresolved regulatory issues.

We saw an improvement in natural gas stocks (10% of net assets) during this period due to price increases in oil and other energy commodities, as well as growing demand for natural gas. In March and April, oil prices rose sharply after the Organization of Petroleum Exporting Countries (OPEC) and non-OPEC oil producers agreed to cut production. In this sector, we acquired Williams Companies, Inc. (2.95% of net assets), a domestic company that transports and sells natural gas and petroleum products, and also manages a successful telecommunications division.

ENCOURAGED BY SIGNS OF RECOVERY
We are encouraged by the early signs of recovery in a number of global economies, and believe the U.S. should continue to show solid growth in 1999 - provided that inflation remains in check and interest rates do not rise significantly. Going forward, we plan to focus on domestic and European utilities, while exploring quality companies in developing economies. We expect that stocks of U.S. and European electric companies will continue to face challenges if interest rates rise, as they have in the last few months. Although deregulation and merger activity may ultimately lead to stock price gains, the direction of electric utility stocks will remain uncertain until these issues are resolved. As always, we will monitor opportunities that may arise as a result of regulatory changes. We believe that the Fund continues to offer risk-averse investors an opportunity to participate in the long-term growth potential of U.S. and international utility stocks.

                          AVERAGE ANNUAL TOTAL RETURNS
                                  As of 4/30/99
--------------------------------------------------------------------------------
                    CLASS A                CLASS B                  CLASS C
INCEPTION           10/15/91               3/27/95                  3/27/95
               NAV      POP           NAV      W/CDSC          NAV        W/CDSC
--------------------------------------------------------------------------------
1 YEAR        9.04%     2.77%         8.22%       3.22%        8.22%       7.22%
--------------------------------------------------------------------------------
5 YEARS      13.75     12.41         13.04       12.81        13.06       13.06
--------------------------------------------------------------------------------
LIFE         12.53     11.65         12.06       12.06        12.07       12.07
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. The CDSC returns reflect the maximum applicable charges of 5% for one year and 2% for five years for Class B shares; and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The Fund initially commenced operations as the Liberty Financial Utilities Fund on 10/15/91. Performance shown is based, in part, on the performance of the Liberty Financial Utilities Fund, which had a different expense structure than the Fund.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B and Class C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception dates of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception date of the newer class shares would have been lower.

                              INVESTMENT PORTFOLIO
                    APRIL 30, 1999 (UNAUDITED, IN THOUSANDS)

COMMON STOCKS - 93.7%                        COUNTRY         SHARES       VALUE
-------------------------------------------------------------------------------
CONSTRUCTION - 2.8%
  HEAVY CONSTRUCTION-NON BUILDING CONSTRUCTION
  Vivendi                                         Fr             22   $   5,102
                                                                      ---------

 ...............................................................................
FINANCE, INSURANCE & REAL ESTATE - 1.9%
  REAL ESTATE INVESTMENT TRUSTS
  Liberty Property Trust                                         72       1,742
  Prologis Trust                                                 82       1,722
                                                                      ---------
                                                                          3,464
                                                                      ---------

 ...............................................................................
MANUFACTURING - 8.9%
  COMMUNICATIONS EQUIPMENT
  Lucent Technologies, Inc.                                      84       5,033
  Nokia Corp. ADR                                 Fi             64       4,733
  Portugal Telecom SA                             Pt             39       1,628
  Tellabs, Inc. (a)                                              45       4,897
                                                                      ---------
                                                                         16,291
                                                                      ---------

 ...............................................................................
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 80.1%
  BROADCASTING - 3.1%
  Grupo Televisa SA (a)                           Mx            138       5,658
                                                                      ---------

  Electric Services - 29.5%
  AES Corp.  (a)                                                106       5,315
  British Energy PLC                              UK            608       5,168
  CMS Energy Corp.                                               83       3,652
  Edison International                                          213       5,211
  Electricidade de Portugal SA ADR                Pt             46       1,702
  FPL Group, Inc.                                                91       5,136
  National Power PLC ADR                          UK             53       1,865
  NIPSCO Industries, Inc.                                       189       5,248
  PECO Energy Co.                                               111       5,266
  Pinnacle West Capital Corp.                                   134       5,213
  Scottish Power PLC                              UK            420       3,464
  Sierra Pacific Resources                                       47       1,681
  Texas Utilities Co.                                           131       5,203
                                                                      ---------
                                                                         54,124
                                                                      ---------
  GAS SERVICES - 10.0%
  Columbia Energy Group                                          74       3,556
  Kinder Morgan Energy Partners, L.P.                            97       3,621
  KN Energy, Inc.                                               276       5,700
  Williams Companies, Inc.                                      115       5,410
                                                                      ---------
                                                                         18,287
                                                                      ---------
  SANITARY SERVICES - 4.9%
  American Water Works Co., Inc.                                122       3,455
  Waste Management, Inc.                                         98       5,543
                                                                      ---------
                                                                          8,998
                                                                      ---------
  TELECOMMUNICATIONS - 32.6%
  AirTouch Communications, Inc.  (a)                             53       4,958
  Ameritech Corp.                                                25       1,711
  AT&T Corp.                                                     95       4,775
  COLT Telecom Group ADR  (a)                     UK             70       5,339
  France Telecom SA                               Fr             42       3,399
  MCI WorldCom, Inc.  (a)                                        57       4,660
  SBC Communications, Inc., Class A                              61       3,399
  Sonera Group Oyj                                Fi            194       3,848
  Sprint Corp.                                                   48       4,933
  Sprint PCS  (a)                                                35       1,502
  Swisscom AG  (a)                                Sz             15       5,621
  Tele Norte Leste Participacoes SA ADR           Bz            106       1,800
  Telecom Corporation of New Zealand              NZ            125       5,128
  Telecom Italia SPA                              It            637       3,428
  Telefonica de Espana ADR                        Sp             37       5,156
                                                                      ---------
                                                                         59,657
                                                                      ---------

TOTAL COMMON STOCKS  (cost of $125,099)                                 171,581
                                                                      ---------

CONVERTIBLE PREFERRED STOCK - 1.9%
-------------------------------------------------------------------------------
MANUFACTURING - 1.9%
  COMMUNICATIONS EQUIPMENT
  LM Ericsson Telecommunications
  (cost of $1,482)               4.250%           Sw            504       3,530
                                                                      ---------

CORPORATE FIXED-INCOME BOND - 2.5%           CURRENCY           PAR
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 2.5%
  ELECTRICAL DISTRIBUTION
  Hydro-Quebec,
  (cost of $4,328)     8.050%    07/07/24         C$        $ 4,000       4,618
                                                                      ---------

TOTAL INVESTMENTS - 98.1% (cost of $130,909)                            179,729
                                                                      ---------

SHORT-TERM OBLIGATIONS - 2.3%
-------------------------------------------------------------------------------
  Repurchase agreement with ABN AMRO Chicago Corp.,
  dated 04/30/99, due 05/03/1999 at 4.870%, collateralized
  by U.S. Treasury bonds and note with various maturities
  to 2015, market value $4,129 (repurchase proceeds
  $4,131)                                                   $ 4,129   $   4,129
                                                                      ---------

FORWARD CURRENCY CONTRACTS - 0.0% (c)                                       (17)
-------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES, NET - (0.4)%                                   (665)
-------------------------------------------------------------------------------

NET ASSETS - 100%                                                     $ 183,176
                                                                      ---------

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------
(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.
(c) As of April 30, 1999, the Fund had entered into the following forward currency exchange contracts:

                                                                  Net Unrealized
  Contracts           In Exchange           Settlement            (Depreciation)
  to Deliver              For                  Date                  (U.S.$)
  ----------          -----------           ----------            --------------
eu          1,084      US$ 1,160            05/28/1999                $ (10)
KB           533        US$ 864             05/04/1999                   (7)
                                                                  --------------
                                                                      $ (17)
                                                                  ==============

Summary of Securities by                   Country/
Country                                    Currency         Value     % of Total
--------------------------------------------------------------------------------
United States                                            $108,542           60.3
United Kingdom                                UK           15,836            8.8
Finland                                       Fi            8,581            4.8
France                                        Fr            8,501            4.7
Mexico                                        Mx            5,658            3.1
Switzerland                                   Sz            5,621            3.1
Spain                                         Sp            5,156            2.9
New Zealand                                   NZ            5,128            2.9
Canada                                        C$            4,618            2.6
Sweden                                        Sw            3,530            2.0
Italy                                         It            3,428            1.9
Portugal                                      Pt            3,330            1.9
Brazil                                        Bz            1,800            1.0
                                                         --------          -----
                                                         $179,729          100.0
                                                         ========          =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

  Acronym                                                  Name
  -------                                        ----------------------------
    ADR                                          American Depositary Receipts
     KB                                                 British Pounds
     eu                                              European Monetary Unit


See notes to financial statements.

                    STATEMENT OF ASSETS & LIABILITIES
                       APRIL 30, 1999 (UNAUDITED)

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $130,909)                             $ 179,729
Short-term obligations                                               4,129
                                                                 ---------
                                                                   183,858
Unrealized appreciation on
     forward currency contracts                     $    2
Receivable for:
  Investments sold                                   3,450
  Dividends                                            660
  Fund shares sold                                     161
  Interest                                             103
  Foreign tax reclaims                                   3
Other                                                   14           4,393
                                                    ------       ---------
    Total Assets                                                   188,251

LIABILITIES
Unrealized depreciation on
    forward currency contracts                          19
Payable to custodian bank                            2,316
Payable for:
  Investments purchased                              2,215
  Fund shares repurchased                              283
Accrued:
  Deferred Trustees fee                                  3
Other                                                  239
                                                    ------
    Total Liabilities                                                5,075
                                                                 ---------

NET ASSETS                                                       $ 183,176
                                                                 =========

Net asset value & redemption price per share -
Class A ($175,671/10,893)                                        $   16.13 (a)
                                                                 =========
Maximum offering price per share - Class A
($16.13/0.9425)                                                  $   17.11 (b)
                                                                 =========
Net asset value & offering price per share -
Class B ($6,390/397)                                             $   16.11 (a)
                                                                 =========
Net asset value & offering price per share -
Class C ($1,115/69)                                              $   16.12 (a)
                                                                 =========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED APRIL 30, 1999
                                   (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Dividends                                                             $  1,552
Interest                                                                   249
                                                                      --------
     Total investment income (net of nonreclaimable
     foreign taxes withheld at source which
     amounted to $23)                                                    1,801

EXPENSES
Management fee                                         $   121
Administration fee                                         136
Service fee                                                228
Distribution fee - Class B                                  21
Distribution fee - Class C                                   4
Transfer agent                                             234
Bookkeeping fee                                             28
Registration fee                                            18
Audit fee                                                    8
Trustees fee                                                 7
Reports to shareholders                                      7
Legal fee                                                    6
Custodian fee                                                2
Other                                                      363           1,183
                                                       -------        --------
       Net Investment Income                                               618
                                                                      --------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
 Investments                                            19,344
 Foreign currency transactions                             (33)
                                                       -------
       Net Realized Gain                                                19,311
Net change in unrealized appreciation
   during the period on:
     Investments                                         1,347
     Foreign currency transactions                          13
                                                       -------
      Net Change in Unrealized Appreciation                              1,360
                                                                      --------
       Net Gain                                                         20,671
                                                                      --------
Increase in Net Assets from Operations                                $ 21,289
                                                                      ========


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                (Unaudited)
                                              Six months ended      Year ended
(in thousands)                                    April 30          October 31
                                              ----------------      ----------
INCREASE (DECREASE) IN NET ASSETS                   1999               1998
Operations:
Net investment income                            $     618          $   2,806
Net realized gain                                   19,311              7,621
Net unrealized appreciation                          1,360             18,825
                                                 ---------          ---------
    Net Increase from Operations                    21,289             29,252
Distributions:
From net investment income - Class A                  (721)            (2,908)
From net realized gains - Class A                   (6,355)           (10,710)
From net investment income - Class B                    (5)               (37)
From net realized gains - Class B                     (199)              (224)
From net investment income - Class C                    (1)                (9)
From net realized gains - Class C                      (38)               (58)
                                                 ---------          ---------
                                                    13,970             15,306
                                                 ---------          ---------
Fund Share Transactions:
Receipts for shares sold - Class A                   3,046              3,912
Value of distributions reinvested - Class A          6,798             12,984
Cost of shares repurchased - Class A               (13,198)           (28,521)
                                                 ---------          ---------
                                                    (3,354)           (11,625)
                                                 ---------          ---------
Receipts for shares sold - Class B                   1,474              2,120
Value of distributions reinvested - Class B            183                234
Cost of shares repurchased - Class B                  (656)              (935)
                                                 ---------          ---------
                                                     1,001              1,419
                                                 ---------          ---------
Receipts for shares sold - Class C                      62                274
Value of distributions reinvested - Class C             37                 58
Cost of shares repurchased - Class C                   (33)              (267)
                                                 ---------          ---------
                                                        66                 65
                                                 ---------          ---------
Net Decrease from Fund
  Share Transactions                                (2,287)           (10,141)
                                                 ---------          ---------
        Total Increase                              11,683              5,165

NET ASSETS
Beginning of period                                171,493            166,328
                                                 ---------          ---------
End of period (including undistributed
  net investment income of $52 and $194,
  respectively)                                  $ 183,176          $ 171,493
                                                 =========          =========


See notes to financial statements.

                  STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                               (Unaudited)
                                             Six months ended       Year ended
(in thousands)                                    April 30          October 31
                                             ----------------       ----------
NUMBER OF FUND SHARES                               1999               1998
Sold - Class A                                         194                263
Issued for distributions reinvested - Class A          439                944
Repurchased - Class A                                 (838)            (1,934)
                                                 ---------          ---------
                                                      (205)              (727)
                                                 ---------          ---------
Sold - Class B                                           94               142
Issued for distributions reinvested - Class B           12                 17
Repurchased - Class B                                  (41)               (63)
                                                 ---------          ---------
                                                        65                 96
                                                 ---------          ---------
Sold - Class C                                           4                 18
Issued for distributions reinvested - Class C            2                  4
Repurchased - Class C                                   (2)               (17)
                                                 ---------          ---------
                                                         4                  5
                                                 ---------          ---------

                          NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 1999 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
 ...............................................................................
In the opinion of management of Colonial Global Utilities Fund (the Fund), a series of Liberty Funds Trust III, formerly Colonial Trust III, the accomp-anying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
 ...............................................................................
ORGANIZATION: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income and long-term growth of capital and income. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares:
Class A, Class B and Class C. Class A shares are sold with a front end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B share are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Per share data is calculated using the average shares outstanding during the period. In addition, Class B and Class C net investment income per share data reflects the distribution fee applicable to Class B and Class C shares only.

Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income, and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.
Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

MANAGEMENT FEE: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.40% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Advisor provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

                 Average Net Assets              Annual Fee Rate
                 ------------------              ---------------
                 First $50 million                  No charge
                 Next $950 million                    0.035%
                 Next $1 billion                      0.025%
                 Next $1 billion                      0.015%
                 Over $3 billion                      0.001%

TRANSFER AGENT FEE: Liberty Funds Services, Inc., (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc., (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. During the six months ended April 30, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $10,590 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $7,197 and $12 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
 ...............................................................................
INVESTMENT ACTIVITY: During the six months ended April 30, 1999, purchases and sales of investments, other than short-term obligations, were $46,894,105 and $44,595,456, respectively.

Unrealized appreciation (depreciation) at April 30, 1999, based on cost of investments for both financial statement and federal income tax purposes was:

        Gross unrealized appreciation                 $ 52,258,209
        Gross unrealized depreciation                   (3,437,818)
                                                      ------------
             Net unrealized appreciation              $ 48,820,391
                                                      ============

OTHER: The Fund concentrates its investments in utility securities, subjecting it to greater risk than a fund that is more diversified.

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

NOTE 5.  LINE OF CREDIT
 ...............................................................................
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit for the six months ended April 30, 1999.

NOTE 6.  COMPOSITION OF NET ASSETS
 ...............................................................................
Capital paid in                                                       $ 115,049
Undistributed net investment income                                          52
Accumulated net realized gain                                            19,292
Net unrealized appreciation (depreciation) on:
  Investments                                                            48,820
  Foreign currency transactions                                             (37)
                                                                      ---------
                                                                      $ 183,176
                                                                      =========

NOTE 7.  TERMINATION OF MASTER/FEEDER STRUCTURE
 ...............................................................................
On February 26, 1999, LFC Utilities Trust (the Portfolio) collapsed into Global Utilities Fund (the Fund) therefore terminating their master/feeder structure.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                      (Unaudited)
                                               Six months ended April 30
                                           ----------------------------------
                                                         1999
                                           Class A      Class B       Class C
                                           --------     --------      --------
Net asset value - Beginning of period      $ 14.920     $ 14.910      $ 14.920
                                           --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)(b)           0.056       (0.003)       (0.003)
Net realized and unrealized gain              1.799        1.799         1.799
                                           --------     --------      --------
   Total from Investment Operations           1.855        1.796         1.796
                                           --------     --------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                   (0.065)      (0.016)       (0.016)
From net realized gains                      (0.580)      (0.580)       (0.580)
                                           --------     --------      --------
   Total Distributions Declared to
     Shareholders                            (0.645)      (0.596)       (0.596)
                                           --------     --------      --------
Net asset value - End of period            $ 16.130     $ 16.110      $ 16.120
                                           ========     ========      ========
Total return (c)(d)                          12.63%       12.22%        12.21%
                                           ========     ========      ========
RATIOS TO AVERAGE NET ASSETS
Expenses (b)(e)(f)                            1.28%        2.03%         2.03%
Net investment (loss) (b)(e)(f)               0.71%      (0.04)%       (0.04)%
Portfolio turnover (d)                          26%          26%           26%
Net assets at end of period (000)          $175,671      $ 6,390       $ 1,115

(a) Per share data was calculated the using average shares outstanding during the period.
(b) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust prior to the termination of their master/feeder fund structure on February 26, 1999.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.
(e) Annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                   Year ended October 31
                                           ------------------------------------
                                                          1998
                                           Class A       Class B        Class C
                                           -------       -------        -------
Net asset value - Beginning of period      $13.720       $13.720        $13.720
                                           -------       -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)(c)                 0.234         0.123          0.123
Net realized and unrealized gain             2.134         2.124          2.134
                                           -------       -------        -------
   Total from Investment Operations          2.368         2.247          2.257
                                           -------       -------        -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                  (0.248)       (0.137)        (0.137)
From net realized gains                     (0.920)       (0.920)        (0.920)
                                           -------       -------        -------
   Total Distributions Declared to
     Shareholders                           (1.168)       (1.057)        (1.057)
                                           -------       -------        -------
Net asset value - End of period            $14.920       $14.910        $14.920
                                           =======       =======        =======
Total return (d)                            18.09%        17.12%         17.20%
                                           =======       =======        =======
RATIOS TO AVERAGE NET ASSETS
Expenses (c)                                 1.30%         2.05%          2.05%
Net investment income (c)                    1.58%         0.83%          0.83%
Net assets at end of period (000)         $165,566        $4,957        $   970

(a) Per share data was calculated using the average shares outstanding during the period.
(b) Effective July 1, 1997, Class D shares were redesignated to Class C shares.
(c) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

                        FINANCIAL HIGHLIGHTS - CONT.


                          Year ended October 31
                   -----------------------------------
                                  1997
                   Class A        Class B       Class C (b)
                   -------        -------       -------

                   $ 12.000      $ 12.010       $ 12.000
                   --------      --------       --------

                      0.328         0.225          0.225

                      1.740         1.732          1.742
                   --------      --------       --------

                      2.068         1.957          1.967
                   --------      --------       --------

                     (0.348)       (0.247)        (0.247)
                         -             -            -
                   --------      --------       --------

                     (0.348)       (0.247)        (0.247)
                   --------      --------       --------

                   $ 13.720      $ 13.720       $ 13.720
                   ========      ========       ========
                     17.40%        16.43%         16.53%
                   ========      ========       ========

                        1.31%       2.06%          2.06%
                        2.46%       1.71%          1.71%

                    $ 162,267     $ 3,243          $ 818

                          FINANCIAL HIGHLIGHTS - CONT.


Selected data for a share of each class outstanding throughout each period are as follows:

                                              Year ended October 31
                                   -----------------------------------------
                                                      1996
                                     Class A        Class B        Class C (b)
                                   ------------    -----------    ---------
Net asset value -
   Beginning of period                $ 11.080        $11.080      $ 11.080
                                      --------        -------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)(c)             0.427 (d)      0.340 (d)     0.340 (d)
Net realized and
  unrealized gain (loss)                 0.878          0.889         0.879
                                      --------        -------      --------
   Total from Investment
     Operations                          1.305          1.229         1.219
                                      --------        -------      --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income              (0.385)        (0.299)       (0.299)
From net realized gains                      -              -             -
                                      --------        -------      --------
  Total Distributions
     Declared to Shareholders           (0.385)        (0.299)       (0.299)
                                      --------        -------      --------
Net asset value -
   End of period                      $ 12.000        $12.010      $ 12.000
                                      ========        =======      ========
Total return (f)                        11.99%         11.25%        11.16%
                                      ========        =======      ========
RATIOS TO AVERAGE NET ASSETS
Expenses                                 1.38% (d)      2.13% (d)     2.13% (d)
Net investment income                    3.70% (d)      2.95% (d)     2.95% (d)
Fees and expenses waived
  or borne by Liberty Securities
  and LFC Utilities Trust                   -              -             -
Net assets at end
  of period (000)                    $ 169,840        $ 1,538         $ 584

(a) Net of fees and expenses waived or
      borne by Liberty Securities
      which amounted to:                    -              -             -
(b) Effective July 1, 1997, Class D shares were redesignated Class C shares.
(c) Per share data was calculated using the average shares outstanding during the period.
(d) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust.
(e) Class B and Class C shares were initially offered on March 27, 1995. Per share data reflects activity from that date.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Total return would have been lower had Liberty Securities and LFC Utilities Trust not waived certain expenses.
(h) Not annualized.
(i) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.


                              Year ended October 31
            ----------------------------------------------------------
                       1995                            1994
              Class A        Class B (e)    Class C (b)(e)    Class A
              --------       --------       --------          -------

               $ 10.610      $ 10.420         $10.420          $ 12.150
               --------      --------         -------          --------

                  0.536 (d)     0.248 (d)       0.248 (d)         0.550

                  0.520         0.665           0.665            (1.430)
               --------      --------         -------          --------

                  1.056         0.913           0.913            (0.880)
               --------      --------         -------          --------

                 (0.517)       (0.253)         (0.253)           (0.500)
                 (0.069)            -               -            (0.160)
               --------      --------         -------          --------

                 (0.586)       (0.253)         (0.253)           (0.660)
               --------      --------         -------          --------

               $ 11.080      $ 11.080         $11.080          $ 10.610
               ========      ========         =======          ========
                 10.32% (g)     8.82% (h)       8.82% (h)       (7.40)%
               ========      ========         =======          ========

                  1.29% (d)     2.05% (d)(i)    2.05% (d)(i)      1.20%
                  5.14% (d)     3.73% (d)(i)    3.73% (d)(i)      4.90%

                  0.03%         0.02% (i)       0.02% (i)             -

              $ 211,916      $    745         $   307          $260,450

                $ 0.002            -               -                 -

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Liberty Funds Services, Inc. directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                                HOW TO REACH US
                               BY PHONE OR BY MAIL

BY TELEPHONE

CUSTOMER CONNECTION - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information .............. press 1

For account information ............................................... press 2

To speak to a service representative .................................. press 3

For yield and total return information ................................ press 4

For duplicate statements or new supply of checks ...................... press 5

To order duplicate tax forms and year-end statements .................. press 6
(February through May)

To review your options at any time during your call ................... press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

LIBERTY TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750

To request literature on any fund distributed by Liberty Funds Distributor, Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

LIBERTY FUNDS SERVICES, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FUNDS DISTRIBUTOR INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Global Utilities Fund is:
Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial Global Utilities Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Global Utilities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.


* Effective October 1, 1998, Colonial Investors Service Center, Inc. - the Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor funds
  - changed its name to Liberty Funds Services, Inc.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN V. CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

[logo] L I B E R T Y
COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

Liberty Funds Distriburtor, Inc. (C)1999
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
Visit us at www.libertyfunds.com
                                                   GU-03/121H-0499 (6/99) 99/708